EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 3Q2012 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.30, INCOME BEFORE TAXES OF $173 MILLION ON $319 MILLION IN NET REVENUES AND EARNINGS PER SHARE ON NET INCOME OF $0.26;
EQUITY REACHES $5.15 BILLION.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, October 16, 2012 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.30 for the quarter ended September 30, 2012, compared to diluted earnings per share on a comprehensive basis of $0.34 for the same period in 2011.

Reported results on a comprehensive basis reflect the GAAP convention adopted in 2011 that requires the reporting of currency translation results contained in Other Comprehensive Income as part of reportable earnings. Previously, currency translation results were reported as a component of changes in Total Equity in the Statement of Financial Condition.

On a non-comprehensive basis, which excludes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.26 for the quarter ended September 30, 2012, compared to diluted earnings per share of $0.48 for the same period in 2011.

Net revenues were $319 million and income before income taxes was $173 million for this quarter, compared to net revenues of $386 million and income before income taxes of $218 million for the same period in 2011.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on December 14, 2012 to shareholders of record as of November 30, 2012.

Business Highlights

•	54% pretax profit margin for this quarter.
•	$5.15 billion in equity.
•	48% Electronic Brokerage pretax profit margin for this quarter.
•	59% Market Making pretax profit margin for this quarter.
•	Customer equity grew 35% from the year-ago quarter to $31.5 billion and customer accounts increased 11% to 205 thousand.
•	Cleared DARTs decreased 19% from the year-ago quarter to 369,000.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes decreased 23%, to $81 million, in the quarter ended September 30, 2012 compared to the same period last year.  Commissions and execution fees decreased 23% from the year-ago quarter, reflecting subdued trading volumes.  During the same period last year we observed a surge in volumes, driven by concerns over the European debt crisis.  Annualized DARTs(1) per cleared customer account were 456 in this quarter, compared to 640 for the same period in 2011.  Total DARTs for cleared and execution-only customers decreased 21% to 390,000 from the year-ago quarter.  Cleared DARTs were 369,000 in this quarter, 19% lower than the same period last year.  These declines were consistent with lower industry volumes.

Customer accounts grew 11% to 205,000 from the year-ago quarter.  Customer equity increased 35%, to $31.5 billion, from the year-ago quarter.  Compared to the same period last year customer borrowings to support trading positions were $2.4 billion higher, ending the quarter at $9.2 billion.  Pretax profit margin was 48% for this quarter, down from 55% in the same period last year.

Market Making
Market Making segment income before income taxes decreased 30%, to $90 million, for the quarter ended September 30, 2012 from the same period in 2011.  This decrease was driven by an unfavorable market making environment with lower exchange traded volumes, low actual to implied volatility, and tighter bid/offer spreads in options.  As measured by the CBOE Volatility Index (VIX), market volatility was at one-half of its level of the same period last year.  The ratio of actual to implied volatility was 71% compared to 111% during the year ago quarter.  On the upside, currency translation gains were $42 million in this quarter, compared to a $23 million loss in the year-ago quarter.  Currency translation effects are reported as a component of Trading Gains in the Market Making segment.

Pretax profit margin was 59% in this quarter, compared to 63% in the same quarter last year.  Market Making options contract volume decreased 36%, with similar declines in futures and stock volumes from the year-ago quarter.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of major currencies in which we hold our equity.  In this quarter, our currency hedging program increased our comprehensive earnings as the U.S. dollar value of the GLOBAL increased by approximately 1.3%.  The effects of currency hedging are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income, described below.  Year to date swings in the value of the GLOBAL resulted in a net gain of $11 million.

Comprehensive Income
Reported results on a comprehensive basis reflect the Company’s adoption of U.S. GAAP guidance (2) issued in June 2011 that requires the presentation of a Statement of Comprehensive Income, replacing the former Statement of Income.  The Statement of Comprehensive Income reports currency translation results that are a component of Other Comprehensive Income (“OCI”) directly in this statement.  Previously, OCI was reported as a component of changes in Total Equity in the Statement of Financial Condition.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Accounting Standards Update 2011-05, Comprehensive Income.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, October 16, 2012, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2007	99,086		72,931		16,638		188,655		752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905
2011	63,602	-15%	160,567	20%	19,187	2%	243,356	7%	968

3Q2011	19,602		45,879		5,273		70,754		1,106
3Q2012	14,405	-27%	36,246	-21%	3,435	-35%	54,086	-24%	865

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2007		673,144		83,134		47,324,798
2008		757,732	13%	108,984	31%	55,845,428	18%
2009		643,380	-15%	82,345	-24%	75,449,891	35%
2010		678,856	6%	96,193	17%	84,469,874	12%
2011		789,370	16%	106,640	11%	77,730,974	-8%

3Q2011		254,904		31,835		20,598,631
3Q2012		169,745	-33%	24,020	-25%	15,364,650	-25%

MARKET MAKING		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2007		447,905		14,520		24,558,314
2008 **		514,629	15%	21,544	48%	26,008,433	6%
2009 **		428,810	-17%	15,122	-30%	26,205,229	1%
2010 **		435,184	1%	15,371	2%	19,165,000	-27%
2011 **		503,053	16%	15,519	1%	11,788,769	-38%

3Q2011 **		171,731		4,835		3,921,841
3Q2012 **		110,549	-36%	3,007	-38%	2,347,903	-40%

BROKERAGE TOTAL		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2007		225,239		68,614		22,766,484
2008		243,103	8%	87,440	27%	29,836,995	31%
2009		214,570	-12%	67,223	-23%	49,244,662	65%
2010		243,672	14%	80,822	20%	65,304,874	33%
2011		286,317	18%	91,121	13%	65,942,205	1%

3Q2011		83,173		27,000		16,676,790
3Q2012		59,196	-29%	21,013	-22%	13,016,747	-22%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

CONTRACT AND SHARE VOLUMES, continued:
(in 000's, except %)

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	51,586		66,278		20,353,584
2008	77,207	50%	85,599	29%	26,334,752	29%
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%
2011	145,993	42%	89,610	13%	63,098,072	2%

3Q2011	43,994		26,601		15,846,432
3Q2012	37,174	-16%	20,686	-22%	12,594,066	-21%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	3Q2012	3Q2011	% Change
Total Accounts	205	184	11%
Customer Equity (in billions) *	$31.5	$23.3	35%

Cleared DARTs	369	457	-19%
Total Customer DARTs	390	495	-21%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.23	$4.29	-1%
DART per Avg. Account (Annualized)	456	640	-29%
Net Revenue per Avg. Account (Annualized)	$3,216	$4,024	-20%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Nine Months
		Ended September 30,		Ended September 30,
		2012	2011	2012	2011
		(in millions)

Electronic Brokerage	Net revenues	$167.6	$191.7	$498.3	$525.1
	Non-interest expenses	86.8	86.2	243.9	240.5

	Income before income taxes	$80.8	$105.5	$254.4	$284.6

	Pre-tax profit margin	48%	55%	51%	54%

Market Making	Net revenues	$154.1	$204.3	$387.8	$532.4
	Non-interest expenses	63.9	75.8	207.6	210.0

	Income (loss) before income taxes	$90.2	$128.5	$180.2	$322.4

	Pre-tax profit margin	59%	63%	46%	61%

Corporate*	Net revenues	($3.1)	($10.4)	($2.7)	($7.1)
	Non-interest expenses	(4.7)	5.8	1.1	11.0

	Income (loss) before income taxes	$1.6	($16.2)	($3.8)	($18.1)

Total	Net revenues	$318.6	$385.6	$883.4	$1,050.4
	Non-interest expenses	146.0	167.8	452.6	461.5

	Income before income taxes	$172.6	$217.8	$430.8	$588.9

	Pre-tax profit margin	54%	56%	49%	56%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2012	2011	2012	2011
	(in millions, except share and per share data)

		(As Restated)		(As Restated)
Revenues:
Trading gains	$149.7	$193.8	$372.0	$514.7
Commissions and execution fees	100.5	130.6	309.5	346.3
Interest income	65.4	73.8	200.6	211.8
Other income	17.2	10.7	50.8	43.1

Total revenues	332.8	408.9	932.9	1,115.9

Interest expense	14.2	23.3	49.5	65.5

Total net revenues	318.6	385.6	883.4	1,050.4

Non-interest expenses:
Execution and clearing	61.7	82.1	192.5	214.4
Employee compensation and benefits	57.7	56.2	180.2	161.2
Occupancy, depreciation and amortization	9.0	9.0	28.9	27.3
Communications	6.0	5.7	17.2	17.8
General and administrative	11.6	14.8	33.8	40.8

Total non-interest expenses	146.0	167.8	452.6	461.5

Income before income taxes	172.6	217.8	430.8	588.9

Income tax expense	14.7	15.3	34.4	46.5

Net income	157.9	202.5	396.4	542.4

Net income attributable to noncontrolling interests	145.4	180.0	364.8	494.1

Net income (loss) attributable to common stockholders	$12.5	$22.5	$31.6	$48.3

Earnings (loss) per share :
Basic	$0.26	$0.48	$0.70	$1.10
Diluted	$0.26	$0.48	$0.70	$1.09

Weighted average common shares outstanding:
Basic	47,488,459	44,832,545	46,588,213	43,370,291
Diluted	47,679,818	45,208,557	46,865,770	43,832,558

Comprehensive income:
Net income (loss) attributable to common stockholders	$12.5	$22.5	$31.6	$48.3
Other comprehensive income:
Cumulative translation adjustment, before income taxes	3.0	(10.1)	1.3	(2.1)
Income taxes related to items of other comprehensive income	1.1	(3.7)	0.5	(0.8)
Other comprehensive income (loss), net of tax	1.9	(6.4)	0.8	(1.3)
Comprehensive income (loss) attributable to common stockholders	$14.4	$16.1	$32.4	$47.0

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	145.4	$180.0	$364.8	$494.1
Other comprehensive income (loss) - cumulative translation adjustment	22.0	(75.9)	9.9	(9.2)
Comprehensive income attributable to noncontrolling interests	$167.4	$104.1	$374.7	$484.9

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2012	2011	2012	2011
	(in millions, except share and per share data)

		(As Restated)		(As Restated)

Net income (loss) attributable to common stockholders	$12.5	$22.5	$31.6	$48.3
Add (deduct) net income attributable to non-fair value redemption rights	0.0	(0.8)	1.1	(0.4)

Net income (loss) available for common stockholders	$12.5	$21.7	$32.7	$47.9

Other comprehensive income:
Cumulative translation adjustment, before income taxes	3.0	(10.1)	1.3	(2.1)
Income taxes related to items of other comprehensive income	1.1	(3.7)	0.5	(0.8)
Other comprehensive income (loss), net of tax	1.9	(6.4)	0.8	(1.3)

Comprehensive income (loss) available for common stockholders	$14.4	$15.3	$33.5	$46.6

Comprehensive income (loss) per share:
Basic	$0.30	$0.34	$0.72	$1.07
Diluted	$0.30	$0.34	$0.71	$1.06

Weighted average common shares outstanding:
Basic	47,488,459	44,832,545	46,588,213	43,370,291
Diluted	47,679,818	45,208,557	46,865,770	43,832,558

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30, 2012	December 31, 2011
	(in millions)
		(As Restated)
Assets
Cash and cash equivalents	$1,659.5	$1,695.5
Cash and securities - segregated for regulatory purposes	12,325.8	10,069.9
Securities purchased under agreements to resell	344.2	375.4
Securities borrowed	2,966.1	2,661.7
Trading assets, at fair value	5,705.0	6,615.1
Receivables from customers, net of allowance	9,391.0	7,024.8
Receivables from brokers, dealers and clearing organizations	874.9	1,397.8
Other assets	595.2	564.2

Total assets	$33,861.7	$30,404.4

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$4,547.2	$6,156.1
Securities loaned	1,945.1	1,386.1
Short-term borrowings	16.9	6.5
Other payables:
Customers	21,281.3	17,300.1
Brokers, dealers and clearing organizations	496.4	247.4
Other payables	420.0	394.9
	22,197.7	17,942.4

Senior notes payable and senior secured credit facility	0.0	101.4

Reedeemable noncontrolling interests	0.0	5,269.6

Equity
Stockholders' equity	629.6	(457.7)
Noncontrolling interests	4,525.2	0.0
Total equity	5,154.8	(457.7)

Total liabilities and equity	$33,861.7	$30,404.4

The 2011 statement of comprehensive income, earnings per share on comprehensive income and statement of financial condition information reported in this earnings release are presented on an “as restated” basis to report the effect of the correction of an error in the accounting for noncontrolling interests as more fully disclosed in the Company’s Amended 2011 Annual Report on form 10-K/A filed with the Securities and Exchange Commission on August 31, 2012.